UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 29, 2005

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 29, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Leggett & Platt, Incorporated (the “Company”) approved amendments to two of the Company’s non-qualified executive deferred compensation programs, the Deferred Compensation Program and the Executive Stock Unit Program. In addition to administrative changes, the amendments contain changes intended to conform to proposed regulations issued under Internal Revenue Code Section 409A (“Section 409A”).

The Committee also approved a resolution to “freeze” another non-qualified executive deferred compensation program, the Executive Deferred Stock Program. Because all amounts deferred under this Program were earned and vested as of December 31, 2004, it qualifies for grandfathered treatment under Section 409A. The resolution provides that no new participants may be added to the Program, no new deferrals may be made under the Program, and no modifications may be made to the Program that would cause amounts grandfathered under the Section 409A rules to become subject to Section 409A. The Program will continue in effect with respect to all amounts deferred under the Program as of December 31, 2004.

Participants in these three Programs are employees, officers and/or directors of the Company, and as such, have a relationship to the Company.

A summary of each of the Programs follows. The summaries are qualified in their entirety by reference to the program documents, which are filed as Exhibits 10.1 and 10.2 and incorporated herein by reference. The Executive Deferred Stock Program was filed March 31, 1999 as Exhibit 10.16 to the Company’s 10-K for the year ended December 31, 1998.

A. Deferred Compensation Program

The Deferred Compensation Program (the “DC Program”) is a non-qualified program established under the Flexible Stock Plan that allows certain key employees to forego receipt of salary, bonus and other compensation in exchange for a future payment of cash or Company equity. The equity alternatives under the DC Program are: (i) at-market options with an initial face value five times the compensation foregone, and (ii) stock units (with dividend equivalents) accruing on a bi-weekly basis, or as compensation otherwise would have been paid, at a 20% discount to fair market value. The participants in the DC Program are directors, officers and employees of the Company.

The DC Program was amended and restated as of December 1, 2005. The Program was amended to:

•	Establish the last business day in December as the grant date for option deferrals. (Section 4.2)

•	Provide that, for options deemed automatically exercised as of the expiration date, participants must pay the exercise price and any other required amounts within 30 days after the expiration date or the exercise will be void and the Company will have no further obligation with respect to the expired option. (Section 4.4)

•	Clarify that, for purposes of changing a distribution election, each installment of an installment distribution will be treated as a separate election. (Section 5.5)

•	Provide that, to the extent permitted by Section 409A, the Committee retains the right to delay a participant distribution if the payment of such distribution would violate securities laws, eliminate or reduce the Company’s tax deduction by application of Section 162(m) of the Internal Revenue Code, violate loan covenants or other contractual terms to which the Company is a party, or otherwise result in material harm to the Company. (Section 8.8)

B. Executive Stock Unit Program

The Executive Stock Unit Program (the “ESU Program”) is a non-qualified retirement program established under the Flexible Stock Plan that allows a select group of management and/or highly compensated employees to make pre-tax contributions to acquire Company stock at a 15% discount. Shares are credited to an employee’s account as “stock units” where they accrue dividends. The Company matches 50% of the employee’s contribution and may match another 50% if certain earnings objectives are met. Matching contributions are subject to vesting requirements. Stock units are converted to shares and issued at retirement, death or termination.

The ESU Program was amended to be effective December 30, 2005. The Program was amended to:

•	Address several administrative issues stemming from the movement of participants from qualified to non-qualified programs, and vice versa.

•	Clarify that, for purposes of changing a distribution election, each installment of an installment distribution will be treated as a separate election. (Section 5.7)

•	Provide that, to the extent permitted by Section 409A, the Committee retains the right to delay a participant distribution if the payment of such distribution would violate securities laws, eliminate or reduce the Company’s tax deduction by application of Section 162(m) of the Internal Revenue Code, violate loan covenants or other contractual terms to which the Company is a party, or otherwise result in material harm to the Company. (Section 8.9)

C. Executive Deferred Stock Program

The Executive Deferred Stock Program (the “EDSP”) is a non-qualified deferred compensation program established under the Flexible Stock Plan that allows a select group of highly compensated employees to defer the receipt of shares that would otherwise be issued upon the exercise of stock options. Under the EDSP, participants make an advance election to defer receipt of the option shares until a specified payout date or event, thus deferring the income tax that otherwise would be recognized at the time of exercise. Upon exercise, stock units representing the deferred shares are credited to the participant’s account where they accrue dividends until the elected distribution date.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit No.	Description
10.1	Leggett & Platt Incorporated Deferred Compensation Program, Amended and Restated, Effective as of December 1, 2005

10.2	Leggett & Platt, Incorporated 2005 Executive Stock Unit Program, as amended, effective as of December 30, 2005

10.3	Leggett & Platt, Incorporated Executive Stock Deferred Program, filed March 31, 1999 as Exhibit 10.16 to the Company’s Form 10-K for the year ended December 31, 1998, is incorporated herein by reference. (SEC File No. 1-7845)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: December 2, 2005	By	/s/ Ernest C. Jett
Ernest C. Jett
Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Leggett & Platt Incorporated Deferred Compensation Program, Amended and Restated, Effective as of December 1, 2005

10.2	Leggett & Platt, Incorporated 2005 Executive Stock Unit Program, as amended, effective as of December 30, 2005

10.3	Leggett & Platt, Incorporated Executive Stock Deferred Program, filed March 31, 1999 as Exhibit 10.16 to the Company’s Form 10-K for the year ended December 31, 1998, is incorporated herein by reference. (SEC File No. 1-7845)